GRANITESHARES ETF TRUST

GRANITESHARES FUND	TICKER SYMBOL
GRANITESHARES YieldBOOST QQQ ETF	TQQY
GRANITESHARES YieldBOOST SPY ETF	YSPY
GRANITESHARES YieldBOOST Small Cap ETF	RYY
GRANITESHARES YieldBOOST Biotech ETF	BIOY
GRANITESHARES YieldBOOST Financials ETF	FINY
GRANITESHARES YieldBOOST Gold Miners ETF	NUGY
GRANITESHARES YieldBOOST Semiconductor ETF	SEMY
GRANITESHARES YieldBOOST Technology ETF	TECY
GRANITESHARES YieldBOOST China ETF	CNYY
GRANITESHARES YieldBOOST 20Y+ Treasuries ETF	FIYY
GRANITESHARES YieldBOOST Bitcoin ETF	XBTY
GRANITESHARES YieldBOOST AAPL ETF	APYY
GRANITESHARES YieldBOOST AMD ETF	AMYY
GRANITESHARES YieldBOOST AMZN ETF	AZYY
GRANITESHARES YieldBOOST BABA ETF	BBYY
GRANITESHARES YieldBOOST COIN ETF	COYY
GRANITESHARES YieldBOOST META ETF	FBYY
GRANITESHARES YieldBOOST MSFT ETF	MSYY
GRANITESHARES YieldBOOST NVDA ETF	NVYY
GRANITESHARES YieldBOOST TSLA ETF	TSYY

SUPPLEMENT DATED FEBRUARY 14, 2025

TO THE SUMMARY PRSPECTUSES, PROSPECTUS, AND SATEMENT OF ADDITIONAL INFORMATION (“SAI”)

dated OCTOBER 28, 2024

Effective immediately, each Fund’s investment strategy will allow for selling put spreads (the “Defensive Strategy”) instead of solely selling put options (the “Standard Strategy”).

As a result of this defensive strategy, a Fund could have a more limited exposure to an Underlying ETF’s share price increase and decline.

The section “The Fund’s Use of the Underlying ETF Derivatives Contracts” is restated in the following manner:

-	Standard Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying ETF and for which it will receive a premium. The Fund’s participation in a potential increase in the price of the Underlying ETF only applies if the Fund sells in-the-money put options contracts. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 10% in-the-money and their maturity from 1-week to 1-month.

-	Defensive Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s participation in a potential increase in the price of the Underlying ETF only applies if the Fund sells in-the-money put options contracts. The Fund’s protection against a potential decrease in the price of the Underlying ETF only applies if it falls below the strike price of the option contract bought by the Fund. The put options contracts sold by the Fund may vary in regard to their strike price from 40% out-of-the-money to 10% in-the-money and their maturity from 1-week to 1-month. The put options contracts bought by the Fund will have the same maturity but a lower strike price, ranging from 50% out-of-the-money to at-the-money.

Example 1 – Standard Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying ETF’s share price.

Example 2 – Standard Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying ETFs’ share price.

Case 2: the Underlying ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying ETF’s share price.

Example 3 – Defensive Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying ETF’s share price drops below $95.00	The Fund would lose up to $5.00.

The comparison between the Standard Strategy in Example 1 and the Defensive Strategy in Example 2, shows that the Defensive Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying ETF’s share price.

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Investors Should Retain This Supplement for Future Reference